SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  January 30, 2004
(Date of earliest event reported)

Commission File No. 333-97547



                    Bank of America Mortgage Securities, Inc.
------------------------------------------------------------------------------



            Delaware                                  94-324470
------------------------------------------------------------------------------
    (State of Incorporation)              (I.R.S. Employer Identification No.)



201 North Tryon Street, Charlotte, North Carolina                    28255
------------------------------------------------------------------------------
            Address of principal executive offices                  (Zip Code)



                                 (704) 388-4503
 ------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code




 ------------------------------------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.     Other Events
            ------------

            On January 30, 2004, Bank of America Mortgage Securities, Inc. (the "Registrant") amended the Pooling and Servicing Agreement, dated October 24, 2002, among the Registrant, as depositor, Bank of America, N.A., as servicer, and The Bank of New York, as trustee, relating to the Registrant's Mortgage Pass-Through Certificates, Series 2002-10. A copy of the amendment is filed as an exhibit hereto.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

      (EX-4) Amendment No. 1, dated January 30, 2004, to Pooling and Servicing Agreement, dated October 24, 2002, among Bank of America Mortgage Securities, Inc., Bank of America, N.A. and The Bank of New York, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANK OF AMERICA MORTGAGE
                                          SECURITIES, INC.


January 30, 2004



                                    By:  /s/ Judy Lowman
                                       ----------------------------------------
                                       Name:  Judy Lowman
                                       Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                              Paper (P) or
Exhibit No.                 Description                       Electronic (E)
-----------                 -----------                       --------------

   (EX-4)                   Amendment No. 1, dated January      E
                            30, 2004, to Pooling and
                            Servicing Agreement, dated
                            October 24, 2002, among Bank of
                            America Mortgage Securities,
                            Inc., Bank of America, N.A. and
                            The Bank of New York, as trustee.